Statements of Net Assets Available For Benefits - EBP 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
INVESTMENTS, at fair value	$ 489,270,774	$ 436,396,339
RECEIVABLES:
Employer contributions	669,441	887,454
Notes receivable from participants	17,794,804	16,298,139
Total receivables	18,464,245	17,185,593
NET ASSETS AVAILABLE FOR BENEFITS	$ 507,735,019	$ 453,581,932